UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant     ☑
Filed by a Party other than the Registrant     ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12
Newfield Exploration Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
__________________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
__________________________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
__________________________________________________________________________________________________

(5)	Total fee paid:
__________________________________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
__________________________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:
__________________________________________________________________________________________________

(3)	Filing Party:
__________________________________________________________________________________________________

(4)	Date Filed:
__________________________________________________________________________________________________

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 15, 2015

NEWFIELD EXPLORATION COMPANY	Meeting Information
Meeting Type: Annual Meeting For holders as of: March 16, 2015 Date: May 15, 2015 Time: 8:00 AM CDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NFX2015

The company will be hosting the meeting live via the internet this year. To attend the meeting via the internet please visit www.virtualshareholdermeeting.com/NFX2015 and be sure to have the information that is printed in the box marked à ☒☒☒☒☒☒☒☒☒☒☒☒ (located on the following page).

NEWFIELD EXPLORATION COMPANY 4 WATERWAY SQUARE PLACE SUITE 100 THE WOODLANDS, TEXAS 77380

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

----- Before You Vote -----
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STAEMENT 2014 ANNUAL REPORT AND FORM 10-K WRAP
How to View Online:
Have the information that is printed in the box marked by the arrow à ☒☒☒☒☒☒☒☒☒☒☒☒ (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à ☒☒☒☒☒☒☒☒☒☒☒☒ (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2015 to facilitate timely delivery.

----- How to Vote -----
Please Choose One of the Following Voting Methods

Vote by Internet:
Before the Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à ☒☒☒☒☒☒☒☒☒☒☒☒ (located on the following page) available and follow the instructions.
During the Meeting:
Go to www.virtualshareholdermeeting.com/NFX2015. Have the information that is printed in the box marked by the arrow à ☒☒☒☒☒☒☒☒☒☒☒☒  (located on the following page) available and follow the instructions.

Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4, 5A, 5B, 6A and 6B.
1.	Election of Directors	2.	Ratification of appointment of PricewaterhouseCoopers LLP as independent auditor for fiscal 2015.
Nominees:		3.	Advisory vote on named executive officer compensation.
1a.	Lee K. Boothby	4.	Approval of Second Amended and Restated Newfield Exploration Company 2011 Omnibus Stock Plan.
1b.	Pamela J. Gardner	5A.	Approval of Material Terms of the Performance Goals for Performance Awards under 2011 Omnibus Stock Plan.
1c.	John Randolph Kemp III	5B.	Approval of Material Terms of the Performance Goals and Metrics under 2011 Annual Incentive Plan.
1d.	Steven W. Nance	6A.	Approval of Amendment to Third Amended and Restated Certificate of Incorporation to increase authorized shares of common stock.
1e.	Thomas G. Ricks
1f.	Juanita M. Romans	6B.	Approval of Amendment to Third Amended and Restated Certificate of Incorporation to increase authorized shares of preferred stock.
1g.	John W. Schanck
1h.	J. Terry Strange	Note:	Such other business as may properly come before the meeting or any adjournment thereof.